UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2022

 NRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Alessandra Daigneault as Chief Corporate Officer, General Counsel and Corporate Secretary

On May 19, 2022, Ms. Alessandra Daigneault tendered her resignation as Chief Corporate Officer, General Counsel and Corporate Secretary of NRx Pharmaceuticals, Inc. (the “Company”) effective on July 18, 2022 or such earlier date as may be agreed with the Company. Ms. Daigneault is leaving the Company to pursue other personal and professional interests.

The Company’s interim Chief Executive Officer, Mr. Robert Besthof, expressed his thanks to Ms. Daigneault for her outstanding contributions to the Company, including overseeing the merger of NeuroRx, Inc, and Big Rock Partners Acquisition Corp in May 2021, which resulted in the formation of the Company.

Mr. Michael Kunz, the Company’s Deputy General Counsel, is expected to assume the duties of General Counsel and Corporate Secretary.

Resignation of Mr. Ira Strassberg as Chief Financial Officer and Treasurer

On May 19, 2022, Mr. Ira Strassberg tendered his resignation as Chief Financial Officer and Treasurer of the Company effective July 18, 2022. Mr. Strassberg is leaving the Company to pursue other personal and professional interests. Mr. Strassberg will continue to fulfill his duties as Chief Financial Officer and Treasurer of the Company until his departure. The Board will be conducting a search for a successor.

The Chairman of the Company’s Audit Committee, Mr. Patrick Flynn, and Mr. Besthof, expressed their thanks to Mr. Strassberg for his meaningful contributions to the Company, including the establishment of robust internal controls and a strong finance and accounting function at the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date:	May 25, 2022	By:	/s/ Michael Kunz
		Name:	Michael Kunz
		Title:	Deputy General Counsel

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